                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)          November 13, 1996
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                                First USA, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11030                  75-2291060
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 (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)

1601 Elm Street, 46th Floor, Dallas, Texas                      75201
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(Address of principal executive offices)                      (Zip Code)

                   214-849-2195
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(Registrant's telephone number, including area code)

                            N/A
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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.   Other Events.

         On November 13, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $1,039,400,000 of credit card receivables. The securitization consists of floating rate asset backed certificates, with two classes of publicly traded securities (Class A and Class B) and privately placed CIA Certificates representing CIA Invested Amounts.

         Series 1996-6 consists of $862,650,000 Class A Floating Rate Asset Backed Certificates, and $78,000,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1996-6 also consists of $98,750,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

         First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits:

     1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-6, dated as of October 17, 1996, between First USA Bank and Bear, Stearns & Co. Inc. on behalf of itself and as Representative of the several Underwriters set forth therein.

     99. Series 1996-6 Supplement, dated as of November 13, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 21, 1996

                                          First USA, Inc.

                                          By:  /s/ Philip E. Taken
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                                               Philip E. Taken
                                               Senior Vice President
                                               and General Counsel

                                  EXHIBIT INDEX

  Exhibit No.                      Description
  -----------                      -----------

       1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-6, dated as of October 17, 1996, between First USA Bank and Bear Stearns & Co. Inc., on behalf of itself and as Representative of the several Underwriters set forth therein.

      99. Series 1996-6 Supplement, dated as of November 13, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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